Loans Receivables	6 Months Ended
Sep. 30, 2022
Loans Receivables [Abstract]
LOANS RECEIVABLES
7.	LOANS RECEIVABLES

	As of September 30, 2022	As of March 31, 2022
	US$	US$
Loans to third parties (Note (a))	8,060,849	7,138,703
Loans to a related party (Note (b))	-	2,245,200
	8,060,849	9,383,903

Notes:

(a)	The advances granted to independent third parties are unsecured (March 31, 2022: unsecured), except for US$3,938,989 (March 31, 2022: US$2,070,421) bearing a fixed interest rate at 5% per annum (March 31, 2022: 5% per annum), the remaining loans being interest free (March 31, 2022: interest free), and repayable within 12 months (March 31, 2022: 12 months) from the period end date as of September 30, 2022.

(b)	As of March 31, 2022, the advances granted to Hangzhou Yuao Venture Capital Co., Ltd, a company controlled by the legal representative of Guanpeng, amounted to US$2,245,200 are bearing a fixed interest rate at 5% per annum. As of September 30, 2022, the balance has been reclassified to loans to third parties, as Guanpeng has been deregistered on May 24, 2022.

An impairment analysis is performed on loan receivables at each reporting date and expected credit losses are estimated by applying a loss rate approach with reference to the historical credit records of the Company’s borrowers. The loss rate is adjusted to reflect the current conditions and forecasts of future economic conditions, as appropriate. According to historical experience, all of the proceeds have been received within their due date, and therefore, management considers the probability of default is minimal as of September 30, 2022.